UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934  (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

EVERTEC, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2018. Meeting Information EVERTEC, INC. Meeting Type: Annual Meeting For holders as of: March 29, 2018 Date: May 24, 2018    Time: 9:00 AM (AST) Location: Condado Vanderbilt Hotel Dorado Room 1055 Ashford Avenue San Juan, Puerto Rico 00907 You are receiving this communication because you hold EVERTEC, INC. shares in the company named above. ROAD 176, KM 1.3. SAN JUAN, PUERTO RICO 00926 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P04998 See proxy the materials reverse and side voting of this instructions notice to obtain . E43538—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS                PROXY STATEMENT                ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. P04998 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E43539—

Voting Items The Board of Directors recommends you vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors 1a. Frank G. D’Angelo 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm. 1b. Morgan M. Schuessler, Jr. 1c. Olga Botero 3. Advisory Vote on Executive Compensation. 1d. Jorge Junquera 1e. Teresita Loubriel 1f. Néstor O. Rivera 1g. Alan H. Schumacher 1h. Brian J. Smith 1i. Thomas W. Swidarski—P04998 E43540

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